UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/06

Item 1.	Reports to Stockholders.

JUNE 30, 2006

TEMPLETON RETIREMENT ANNUITY

SEMI-ANNUAL REPORT

• TRA SEPARATE ACCOUNT

• FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

    TEMPLETON GROWTH SECURITIES FUND - CLASS 1

TEMPLETON RETIREMENT ANNUITY

SEMIANNUAL REPORT

Statement on Current Industry Issues

In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated “Statement on Current Industry Issues” and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MOUTON TRA 08-06

IMPORTANT NOTES TO

PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON GROWTH SECURITIES FUND

We are pleased to bring you Templeton Growth Securities Fund’s semiannual report for the period ended June 30, 2006.

Performance Summary as of 6/30/06

Templeton Growth Securities Fund – Class 1 delivered a +6.70% total return for the six-month period ended 6/30/06.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Growth Securities Fund – Class 1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund’s performance was comparable to the +6.37% return of the Morgan Stanley Capital International (MSCI) World Index for the period under review.1

Economic and Market Overview

Global economic growth remained strong during the six-month period ended June 30, 2006. However, signs of moderation appeared in the latter part of the period primarily due to three factors. Many central banks, including the world’s three largest, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Over the past few months, the sustained high energy prices may also have contributed to a rise in broad measures of inflation. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in four quarter-point increments to 5.25%. The European Central Bank raised short-term rates twice to 2.75%. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases in many countries remained, although many market observers were divided as to whether an end to the current tightening cycle might be near.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada and emerging markets in Asia and Latin America. However, in May an uncertain economic outlook led to a pullback in commodity prices, which impacted the share prices of related stocks.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. By focusing on particular countries or sectors from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests in a wide variety of countries or sectors. Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005.2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide.2 In this environment, global equity markets performed strongly, particularly outside the U.S. As of June 30, 2006, the six-month total return for the MSCI Europe, Australasia, Far East (EAFE) Index was +10.50%, and for the MSCI All Country World ex USA Index was +9.99%.3 By comparison, the total return for the MSCI USA Index was +2.52% (all returns calculated in U.S. dollars).3

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the reporting period, our stock selection in the information technology (IT), consumer discretionary and health care sectors contributed positively to the Fund’s relative performance.4 Stocks such as Nintendo and Konica Minolta performed well during the reporting period. In addition, our underweighting in the IT sector relative to the benchmark index helped our relative performance.

On the other hand, our underweighting and stock selection in the energy sector hurt performance during the period, as energy stocks rebounded due to high oil prices.5 Stock selection in the telecom-munication services, industrials, materials and financials sectors

2. Source: “Merger Machine Keeps Churning out Deals,” The Wall Street Journal, 7/3/06.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

4. The information technology sector comprises computers and peripherals, electronic equipment and instruments, IT services, office electronics, semiconductors and semiconductor equipment, and software in the SOI. The consumer discretionary sector comprises auto components; automobiles; household durables; internet and catalog retail; leisure equipment and products; hotels, restaurants and leisure; diversified consumer services; and media in the SOI. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

5. The energy sector comprises oil, gas and consumable fuels in the SOI.

also was a detractor. Some poor performers were Tyco and Telefonos de Mexico.6

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2006, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the Fund’s substantial investments in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The U.S., Japan and the U.K. were the countries that contributed the most to relative Fund performance, while France and Spain negatively impacted the Fund’s relative results. Cash was also a drag on relative performance.

During the period under review, our bottom-up process led us to see more value in North American stocks compared with Europe. Although we still held an overweighting in Europe relative to North America, the Fund’s North American exposure increased from 29.8% to 39.5% of total net assets during the period.

New U.S. holdings included positions in Eastman Kodak, Microsoft, American Standard, Expedia, Harley Davidson, Infineon Technologies, Oracle and Viacom. We detail three of these below.

Concerns about the decline in the use of film with the advent of the digital camera had dropped Kodak shares to near 25-year lows. However, we bought shares in what we considered a rebuilding company with a significant discount to its potential break-up value, limited downside risk, revenue growth and margin potential from new businesses and further restructuring. In addition, the company still had high cash flows.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The industrials sector comprises aerospace and defense, building products, industrial conglomerates, commercial services and supplies, and air freight and logistics in the SOI. The financials sector comprises capital markets, commercial banks, real estate management and development, and insurance in the SOI.

Top 10 Holdings

Templeton Growth Securities Fund 6/30/06

Company Sector/Industry, Country	% of Total Net Assets

Tyco International Ltd.	2.4%
Industrial Conglomerates, U.S.

News Corp., A	2.3%
Media, U.S.

Microsoft Corp.	2.1%
Software, U.S.

Royal Dutch Shell PLC, B	2.0%
Oil, Gas & Consumable Fuels, U.K.

Siemens AG	2.0%
Industrial Conglomerates, Germany

American International Group Inc.	2.0%
Insurance, U.S.

Royal Bank of Scotland Group PLC	2.0%
Commercial Banks, U.K.

Pfizer Inc.	1.8%
Pharmaceuticals, U.S.

Merck & Co. Inc.	1.8%
Pharmaceuticals, U.S.

GlaxoSmithKline PLC	1.7%
Pharmaceuticals, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Microsoft has a strong franchise with its Windows® and Office® products and can, in our opinion, improve several of its businesses, including Xbox, Windows Mobile, IPTV and MSN. In addition, the company had excess cash on its balance sheet that was being returned to shareholders through share buybacks and regular dividends.

Harley Davidson, a globally recognized brand, had a valuation toward the lower end of its 10-year range. Sales had increased 19 of the past 20 years, and earnings, before taxes and interest, had increased steadily since 1990. The company also had strong cash flows.

We continue to believe the best way to serve our clients’ interests is to conduct research on a company-by-company basis. Thus, stock selection, in our view, is likely to be the main factor in determining the Fund’s performance.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Fund-Level Expenses Incurred During Period* 1/1/06-6/30/06
Actual	$1,000	$1,067.00	$4.10
Hypothetical (5% return before expenses)	$1,000	$1,020.83	$4.01

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.80%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 1			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.98		$12.98	$11.31	$8.67	$11.09	$13.76

Income from investment operations[a]:
Net investment income[b]	0.17		0.24	0.21	0.17	0.17	0.26
Net realized and unrealized gains (losses)	0.74		0.92	1.61	2.63	(2.13)	(0.36)

Total from investment operations	0.91		1.16	1.82	2.80	(1.96)	(0.10)

Less distributions from:
Net investment income	(0.23)		(0.16)	(0.15)	(0.16)	(0.24)	(0.28)
Net realized gains	(0.55)		—	—	—	(0.22)	(2.29)

Total distributions	(0.78)		(0.16)	(0.15)	(0.16)	(0.46)	(2.57)

Net asset value, end of period	$14.11		$13.98	$12.98	$11.31	$8.67	$11.09

Total return[c]	6.70%		9.06%	16.25%	32.62%	(18.32)%	(0.98)%
Ratios/supplemental data
Net assets, end of period (000’s)	$417,421		$779,347	$800,118	$769,339	$665,537	$966,725
Ratios to average net assets:
Expenses	0.80%	[d,e]	0.82% [e]	0.86% [e]	0.88%	0.87%	0.85%
Net investment income	2.48%	[d]	1.81%	1.75%	1.74%	1.69%	2.13%
Portfolio turnover rate	13.73%	[f]	22.16%	19.13%	37.43%	30.67%	31.05%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 8.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Six Months Ended June 30, 2006 (unaudited)		Year Ended December 31,
Class 2			2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.81		$12.83	$11.19	$8.59	$11.01	$13.69

Income from investment operations[a]:
Net investment income[b]	0.16		0.20	0.17	0.13	0.13	0.21
Net realized and unrealized gains (losses)	0.71		0.93	1.61	2.62	(2.10)	(0.34)

Total from investment operations	0.87		1.13	1.78	2.75	(1.97)	(0.13)

Net investment income	(0.20)		(0.15)	(0.14)	(0.15)	(0.23)	(0.26)
Net realized gains	(0.55)		—	—	—	(0.22)	(2.29)

Total distributions	(0.75)		(0.15)	(0.14)	(0.15)	(0.45)	(2.55)

Net asset value, end of period	$13.93		$13.81	$12.83	$11.19	$8.59	$11.01

Total return[c]	6.51%		8.86%	16.03%	32.13%	(18.49)%	(1.31)%
Ratios/supplemental data
Net assets, end of period (000’s)	$2,162,345		$1,912,825	$1,189,112	$511,659	$190,054	$113,925
Ratios to average net assets:
Expenses	1.05%	[d,e]	1.07% [e]	1.11% [e]	1.13%	1.12%	1.10%
Net investment income	2.23%	[d]	1.56%	1.50%	1.49%	1.44%	1.80%
Portfolio turnover rate	13.73%	[f]	22.16%	19.13%	37.43%	30.67%	31.05%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Benefit of expense reduction is less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 8.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 97.1%
Aerospace & Defense 1.8%
BAE Systems PLC	United Kingdom	1,351,733	$9,242,611
[a]BAE Systems PLC, 144A	United Kingdom	360	2,462
Raytheon Co.	United States	616,217	27,464,792
[b]Rolls-Royce Group PLC	United Kingdom	1,349,842	10,334,248
[b]Rolls-Royce Group PLC, B	United Kingdom	106,025,274	200,969

			47,245,082

Air Freight & Logistics 0.6%
Deutsche Post AG	Germany	538,752	14,480,061

Auto Components 0.5%
Lear Corp.	United States	240,108	5,332,799
Valeo SA	France	202,767	7,221,409

			12,554,208

Automobiles 3.1%
Bayerische Motoren Werke AG	Germany	859,457	42,922,935
Harley-Davidson Inc.	United States	223,300	12,256,937
Peugeot SA	France	407,872	25,384,124

			80,563,996

Building Products 1.2%
American Standard Cos. Inc.	United States	349,950	15,142,337
Assa Abloy AB, B	Sweden	886,200	14,903,329

			30,045,666

Capital Markets 2.5%
The Bank of New York Co. Inc.	United States	831,996	26,790,271
Nomura Holdings Inc.	Japan	882,174	16,534,259
UBS AG	Switzerland	182,342	19,987,589

			63,312,119

Chemicals 0.6%
Akzo Nobel NV	Netherlands	213,524	11,516,029
[b]Syngenta AG	Switzerland	31,673	4,210,284

			15,726,313

Commercial Banks 7.7%
Banco Santander Central Hispano SA	Spain	600,179	8,768,036
Hana Financial Group Inc.	South Korea	161,640	7,598,571
HSBC Holdings PLC	United Kingdom	2,141,809	37,533,746
Kookmin Bank	South Korea	349,400	28,725,376
Mitsubishi UFJ Financial Group Inc.	Japan	2,726	38,110,883
Royal Bank of Scotland Group PLC	United Kingdom	1,540,571	50,653,455
UniCredito Italiano SpA	Italy	3,433,597	26,881,666

			198,271,733

Commercial Services & Supplies 0.2%
Rentokil Initial PLC	United Kingdom	1,889,475	5,459,549

Computers & Peripherals 1.5%
[b]Seagate Technology	United States	1,686,898	38,191,371

Diversified Consumer Services 1.0%
H&R Block Inc.	United States	1,080,479	25,780,229

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services 4.3%
BCE Inc.	Canada	903,752	$21,360,012
Belgacom	Belgium	233,162	7,734,206
France Telecom SA	France	1,428,670	30,722,396
KT Corp., ADR	South Korea	862,201	18,494,211
Telefonos de Mexico SA de CV, L, ADR	Mexico	878,985	18,309,258
Telenor ASA	Norway	1,194,827	14,445,928

			111,066,011

Electric Utilities 1.0%
E.ON AG	Germany	128,113	14,749,970
Hong Kong Electric Holdings Ltd.	Hong Kong	2,443,681	11,059,943

			25,809,913

Electronic Equipment & Instruments 0.9%
[b]Celestica Inc.	Canada	343,812	3,279,966
[b]Flextronics International Ltd.	Singapore	641,110	6,808,588
Hitachi Ltd.	Japan	1,996,278	13,187,000

			23,275,554

Food Products 2.5%
Nestle SA	Switzerland	126,594	39,766,122
Unilever NV	Netherlands	1,136,710	25,781,837

			65,547,959

Gas Utilities 1.3%
El Paso Corp.	United States	2,309,384	34,640,760

Health Care Equipment & Supplies 0.7%
Olympus Corp.	Japan	670,600	17,930,325

Health Care Providers & Services 1.8%
HCA Inc.	United States	616,116	26,585,405
[b]Tenet Healthcare Corp.	United States	2,881,768	20,114,741

			46,700,146

Hotels, Restaurants & Leisure 2.3%
Accor SA	France	518,800	31,584,290
Compass Group PLC	United Kingdom	5,578,849	27,055,509

			58,639,799

Household Durables 1.9%
Koninklijke Philips Electronics NV	Netherlands	912,198	28,508,084
Sony Corp.	Japan	448,969	19,811,206

			48,319,290

Industrial Conglomerates 4.9%
Siemens AG	Germany	602,004	52,406,234
Smiths Group PLC	United Kingdom	685,868	11,300,921
Tyco International Ltd.	United States	2,268,472	62,382,980

			126,090,135

Insurance 7.9%
ACE Ltd.	Bermuda	253,274	12,813,132
American International Group Inc.	United States	860,005	50,783,295
Aviva PLC	United Kingdom	2,195,264	31,076,175

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Insurance (continued)
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	175,630	$24,013,230
Swiss Reinsurance Co.	Switzerland	367,341	25,677,360
Torchmark Corp.	United States	245,777	14,923,579
Willis Group Holdings Ltd.	United States	755,250	24,243,525
XL Capital Ltd., A	Bermuda	338,433	20,745,943

			204,276,239

Internet & Catalog Retail 0.5%
[b]Expedia Inc.	United States	864,020	12,934,379

IT Services 2.0%
Accenture Ltd., A	United States	969,457	27,455,022
Electronic Data Systems Corp.	United States	988,270	23,777,776

			51,232,798

Leisure Equipment & Products 2.1%
Eastman Kodak Co.	United States	1,387,979	33,006,141
Fuji Photo Film Co. Ltd.	Japan	643,837	21,602,814
Mattel Inc.	United States	7,329	121,002

			54,729,957

Media 11.4%
British Sky Broadcasting Group PLC	United Kingdom	2,318,893	24,592,899
[b]Comcast Corp., A	United States	862,068	28,258,589
[b]The DIRECTV Group Inc.	United States	1,645,844	27,156,426
[b]Interpublic Group of Cos. Inc.	United States	2,797,188	23,356,520
Mediaset SpA	Italy	750,402	8,841,156
News Corp., A	United States	3,066,692	58,819,153
Pearson PLC	United Kingdom	1,800,148	24,517,521
Reed Elsevier NV	Netherlands	2,518,906	37,894,373
Time Warner Inc.	United States	1,384,882	23,958,459
[b]Viacom Inc., B	United States	994,918	35,657,861

			293,052,957

Multi-Utilities 1.6%
DTE Energy Co.	United States	535,382	21,811,463
National Grid PLC	United Kingdom	1,745,761	18,869,696

			40,681,159

Office Electronics 0.8%
[b]Konica Minolta Holdings Ltd.	Japan	1,733,800	21,891,223

Oil, Gas & Consumable Fuels 5.2%
BP PLC	United Kingdom	2,926,978	34,127,160
Eni SpA	Italy	647,787	19,084,536
Repsol YPF SA	Spain	1,040,708	29,808,384
Royal Dutch Shell PLC, B	United Kingdom	1,499,486	52,408,270

			135,428,350

Paper & Forest Products 4.1%
International Paper Co.	United States	855,873	27,644,698
Sappi Ltd.	South Africa	1,108,320	13,633,727
Stora Enso OYJ, R	Finland	1,589,082	22,198,539
Svenska Cellulosa AB, B	Sweden	452,391	18,705,405
UPM-Kymmene OYJ	Finland	1,087,262	23,436,327

			105,618,696

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Pharmaceuticals 9.4%
Abbott Laboratories	United States	266,915	$11,640,163
Bristol-Myers Squibb Co.	United States	1,093,151	28,268,885
GlaxoSmithKline PLC	United Kingdom	1,604,908	44,844,605
Merck & Co. Inc.	United States	1,275,321	46,459,944
Novartis AG	Switzerland	351,524	19,036,270
Pfizer Inc.	United States	1,988,323	46,665,941
Sanofi-Aventis	France	278,917	27,224,190
Takeda Pharmaceutical Co. Ltd.	Japan	304,236	18,927,523

			243,067,521

Real Estate Management & Development 1.4%
Cheung Kong (Holdings) Ltd.	Hong Kong	2,019,833	21,885,306
Swire Pacific Ltd., A	Hong Kong	1,408,516	14,536,115

			36,421,421

Semiconductors & Semiconductor Equipment 1.4%
[b]Infineon Technologies AG	Germany	1,452,509	16,165,663
Samsung Electronics Co. Ltd.	South Korea	33,440	21,253,565

			37,419,228

Software 4.5%
[b]Cadence Design Systems Inc.	United States	789,718	13,543,664
Microsoft Corp.	United States	2,376,979	55,383,610
Nintendo Co. Ltd.	Japan	102,697	17,229,083
[b]Oracle Corp.	United States	2,059,300	29,839,257

			115,995,614

Wireless Telecommunication Services 2.5%
Advanced Info Service Public Co. Ltd., fgn.	Thailand	1,708,800	4,034,418
SK Telecom Co. Ltd.	South Korea	80,853	17,384,993
SK Telecom Co. Ltd., ADR	South Korea	258,541	6,055,030
Vodafone Group PLC	United Kingdom	16,807,922	35,822,060

			63,296,501

Total Common Stocks (Cost $2,152,802,034)			2,505,696,262

		Principal Amount
Short Term Investments (Cost $70,062,229) 2.7%
U.S. Government and Agency Securities 2.7%
[c]Federal Home Loan Bank, 7/03/06		$24,015,000	24,015,000
[c]FHLMC, 9/06/06		25,000,000	24,765,050
[c]FNMA, 7/05/06		21,305,000	21,298,928

			70,078,978

Total Investments (Cost $2,222,864,263) 99.8%			2,575,775,240
Other Assets, less Liabilities 0.2%			3,991,207

Net Assets 100.0%			$2,579,766,447

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2006 (unaudited) (continued)

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

[a]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2006, the value of this security was $2,462, representing less than 0.1% of net assets.
[b]	Non-income producing for the twelve months ended June 30, 2006.
[c]	The security is traded on a discount basis with no stated coupon rate.

TG-14 See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost	$2,222,864,263

Value	$2,575,775,240
Cash	143,777
Receivables:
Investment securities sold	12,578,230
Capital shares sold	3,223,746
Dividends	7,201,578
Other (Note 9)	139,539

Total assets	2,599,062,110

Liabilities:
Payables:
Investment securities purchased	15,306,460
Capital shares redeemed	963,990
Affiliates	2,426,465
Accrued expenses and other liabilities	598,748

Total liabilities	19,295,663

Net assets, at value	$2,579,766,447

Net assets consist of:
Paid-in capital	$2,097,906,114
Undistributed net investment income	31,189,077
Net unrealized appreciation (depreciation)	353,006,241
Accumulated net realized gain (loss)	97,665,015

Net assets, at value	$2,579,766,447

Class 1:
Net assets, at value	$417,421,011

Shares outstanding	29,589,443

Net asset value and maximum offering price per share	$14.11

Class 2:
Net assets, at value	$2,162,345,436

Shares outstanding	155,238,093

Net asset value and maximum offering price per share	$13.93

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2006 (unaudited)

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,279,122)	$39,810,435
Interest	5,008,869
Other income (Note 9)	139,539

Total investment income	44,958,843

Expenses:
Management fees (Note 3a)	10,149,701
Distribution fees - Class 2 (Note 3c)	2,600,190
Unaffiliated transfer agent fees	8,268
Custodian fees (Note 4)	299,278
Reports to shareholders	379,609
Professional fees	44,887
Trustees’ fees and expenses	7,863
Other	31,826

Total expenses	13,521,622
Expense reductions (Note 4)	(724)

Net expenses	13,520,898

Net investment income	31,437,945

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (Including gain from redemption in-kind of $68,398,083) (Note 8)	166,833,820
Foreign currency transactions	153,513

Net realized gain (loss)	166,987,333

Net change in unrealized appreciation (depreciation) on:
Investments	(9,150,036)
Translation of assets and liabilities denominated in foreign currencies	168,279

Net change in unrealized appreciation (depreciation)	(8,981,757)

Net realized and unrealized gain (loss)	158,005,576

Net increase (decrease) in net assets resulting from operations	$189,443,521

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005

Increase (decrease) in net assets:
Operations:
Net investment income	$31,437,945	$37,640,984
Net realized gain (loss) from investments and foreign currency transactions	166,987,333	106,724,452
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(8,981,757)	64,432,128

Net increase (decrease) in net assets resulting from operations	189,443,521	208,797,564

Distributions to shareholders from:
Net investment income:
Class 1	(6,338,891)	(9,572,633)
Class 2	(29,026,054)	(16,496,404)
Net realized gains:
Class 1	(15,619,027)	—
Class 2	(80,864,543)	—

Total distributions to shareholders	(131,848,515)	(26,069,037)

Capital share transactions: (Note 2)
Class 1	(400,639,755)	(78,704,685)
Class 2	230,639,274	598,918,011

Total capital share transactions	(170,000,481)	520,213,326

Net increase (decrease) in net assets	(112,405,475)	702,941,853
Net assets:
Beginning of period	2,692,171,922	1,989,230,069

End of period	$2,579,766,447	$2,692,171,922

Undistributed net investment income included in net assets:
End of period	$31,189,077	$35,116,077

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twenty-two separate series. The Templeton Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2006, 50.00% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis . Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund or, if requested, paid out in cash. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	403,783	$5,890,617	1,516,368	$19,918,799
Shares issued in reinvestment of distributions	1,610,999	21,957,918	740,916	9,572,633
Redemption in-kind (Note 8)	(24,639,404)	(376,992,403)	—	—
Shares redeemed	(3,517,694)	(51,495,887)	(8,179,119)	(108,196,117)

Net increase (decrease)	(26,142,316)	$(400,639,755)	(5,921,835)	$(78,704,685)

Class 2 Shares:
Shares sold	19,491,084	$283,155,759	53,621,660	$698,169,420
Shares issued in reinvestment of distributions	8,154,097	109,754,141	1,291,809	16,496,404
Redemption in-kind (Note 8)	(4,943,094)	(74,525,476)	—	—
Shares redeemed	(6,005,905)	(87,745,150)	(9,052,089)	(115,747,813)

Net increase (decrease)	16,696,182	$230,639,274	45,861,380	$598,918,011

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer Agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including 15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $49,489.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,223,576,020

Unrealized appreciation	$411,264,547
Unrealized depreciation	(59,065,327)

Net unrealized appreciation (depreciation)	$352,199,220

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $702,861,401 and $352,735,310, respectively. Sales of investments exclude $405,607,709 of redemptions in-kind transactions.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REDEMPTION IN-KIND

During the period ended June 30, 2006, the Fund realized $68,398,083 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

9. REGULATORY MATTERS (continued)

and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC’s proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC’s order and the plan will be completed in August, 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC’s market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution: “The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006.”

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

10. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust’s financial statements.

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Growth Securities Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, and foreign source income as designated by the Fund, to Class 1 and Class 2 shareholders of record.

	Class 1		Class 2
Country	Foreign Tax Paid per Share	Foreign Source Income per Share	Foreign Tax Paid per Share	Foreign Source Income per Share
Belgium	0.0006	0.0028	0.0006	0.0025
Bermuda	0.0000	0.0031	0.0000	0.0028
Brazil	0.0003	0.0016	0.0003	0.0015
Canada	0.0011	0.0052	0.0011	0.0047
Denmark	0.0008	0.0039	0.0008	0.0035
Finland	0.0014	0.0064	0.0014	0.0057
France	0.0016	0.0079	0.0016	0.0071
Germany	0.0016	0.0092	0.0016	0.0082
Hong Kong	0.0000	0.0075	0.0000	0.0068
India	0.0004	0.0000	0.0004	0.0000
Italy	0.0014	0.0065	0.0014	0.0059
Japan	0.0010	0.0099	0.0010	0.0089
Mexico	0.0000	0.0025	0.0000	0.0022
Netherlands	0.0033	0.0156	0.0033	0.0140
Singapore	0.0000	0.0016	0.0000	0.0014
South Africa	0.0000	0.0016	0.0000	0.0014
South Korea	0.0036	0.0155	0.0036	0.0139
Spain	0.0014	0.0067	0.0014	0.0060
Sweden	0.0005	0.0024	0.0005	0.0022
Switzerland	0.0019	0.0104	0.0019	0.0093
United Kingdom	0.0000	0.0672	0.0000	0.0604

Total	$0.0209	$0.1875	$0.0209	$0.1684

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Assets
Investment in Templeton Growth Securities Fund - Fund, at value - cost ($5,665,177)	$6,667,319
Liabilities
Payable to Templeton Funds Annuity Company	$5,045

Total assets	$6,662,274

Net assets attributable to annuitants - Annuity reserves (Note 1)	$6,662,274

See notes to financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements (continued)

Statement of Operations

Six months ended June 30, 2006 (unaudited)

Investment Income:
Income:
Dividend distributions	$353,332
Capital gains distributions	0

Total income	353,332
Expenses:
Periodic charge (Note 2)	37,208

Net investment income	316,124

Realized and unrealized gain on investments:
Net realized (loss) on investments	35,022
Unrealized (depreciation) of investments for the year	56,717

Net (loss) on investments	91,739

Net increase in net assets from operations	$407,863

See notes to financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements (continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2006 (unaudited)	Year ended December 31, 2005

Increase (decrease) in net assets from operations:
Net investment income	$316,124	$11,682
Net realized gain (loss) on investments	35,022	(206,376)
Unrealized appreciation (depreciation) of investments for the year	56,717	711,785

Net increase in net assets from operations	407,863	517,091

Annuity unit transactions:
Proceeds from units sold	0	0
Annuity payments	(568,240)	(1,158,822)

Decrease in annuity reserves for mortality experience (Note 1)	30,123	(162,052)

Net (decrease) in net assets derived from annuity unit transactions	(538,117)	(1,320,873)

Total increase (decrease) in net assets	(130,254)	(803,782)
Net Assets:
Beginning of period	6,792,528	7,596,310

End of period	6,662,274	6,792,528

See notes to financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements

1. ORGANIZATION AND SUMMARY OF ACCOUNTING POLICIES

The Templeton Funds Retirement Annuity Separate Account (the Separate Account) was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retirement plans and to provide annuity income from non-tax qualified accumulation. The Separate Account invests in the FTVIPT – Templeton Growth Securities Fund Class 1. The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Valuation of Securities

Investments in shares of the Fund are carried in the Statement of Assets and Liabilities at net asset value (market value).

Dividends

Dividend income and capital gain distributions are recorded as income on the ex-dividend date and reinvestment in additional shares of the Fund.

Income Taxes

Operations of the Separate Account from a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant’s gross income until amounts are received pursuant to an Annuity.

Annuity Reserves

Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

2. PERIODIC CHARGE

The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.1% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.3% of average annual net assets to cover expenses, 0.3% to cover expense risk and 0.5% to cover the mortality risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge.

3. INVESTMENT TRANSACTIONS

During the period ended June 30, 2006, FTVIPT – Templeton Growth Securities Fund Class 1 shares purchases and sales aggregated $353,332 and $568,240 respectively. Realized gains and losses are reported on an identified cost basis.

Templeton Funds Retirement Annuity Separate Account

Notes to Financial Statements (continued)

4. CONCENTRATION OF CREDIT RISK

Financial instruments, which potentially subject the Separate Account to concentrations of credit risk, consist of investments in FTVIPT – Templeton Growth Securities Fund Class 1. As of June 30, 2006, FTVIPT’s investment securities are managed by professional investment managers within established guidelines which, in management’s opinion, mitigates the Separate Account’s concentration of credit risk.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

HSBC Asian Local Bond Index (ALBI) tracks total return performance of a bond portfolio, which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country sub-indexes of the HSBC ALBI.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Euro Emerging Markets Bond Index (EMBI) Global tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lehman Brothers (LB) High Yield Index covers the universe of fixed rate, non-investment grade debt. The index includes both corporate and non-corporate sectors.

Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers (LB) U.S. Government: Intermediate Index is the intermediate component of the LB U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/06, there were 122 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 6/30/06, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/06, there were 65 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/06, there were 103 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Utilities Index is a market capitalization-weighted index consisting of all utility stocks in the S&P 500 Index.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Franklin Templeton Variable Insurance Products Trust

Proxy Voting Policies and Procedures

The Trust has established Proxy Voting Policies and Procedures (“Policies”) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

PV-1

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Insurance Issuer

Templeton Funds Annuity Company

100 Fountain Parkway

St. Petersburg, FL 33716-1205

1-800/774-5001

Investment Manager

Templeton Global Advisers Limited

Lyford Cay

Nassau, N.P., Bahamas

Principal Underwriter

Franklin Templeton Distributors, Inc.

One Franklin Parkway

San Mateo, CA 94403

This report was prepared for contract owners who have previously received a prospectus for their annuity contract and for Templeton Growth Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.

TRA SA08/06

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is Frank W.T. LaHaye and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules And Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/S/JIMMY D. GAMBILL
Jimmy D. Gambill Chief Executive Officer - Finance and Administration Date: August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ JIMMY D. GAMBILL
Jimmy D. Gambill Chief Executive Officer - Finance and Administration Date: August 18, 2006

By	/S/ GALEN G. VETTER
Galen G. Vetter Chief Financial Officer Date: August 18, 2006